UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2017

NATIONAL COMMERCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36878	20-8627710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

813 Shades Creek Parkway, Suite 100

Birmingham, Alabama 35209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (205) 313-8100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                   Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                              ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 16, 2017, National Commerce Corporation, a Delaware corporation (“NCC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with FirstAtlantic Financial Holdings, Inc., a Florida corporation (“FFHI”), pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, FFHI will merge with and into NCC, with NCC continuing as the surviving corporation (the “Merger”), and FFHI’s wholly owned banking subsidiary, FirstAtlantic Bank, a federal savings association (“FirstAtlantic Bank”), immediately thereafter will be merged with and into NCC’s wholly owned banking subsidiary, National Bank of Commerce, a national banking association (“NBC”), with NBC continuing as the surviving institution (the “Bank Merger”). The Merger Agreement provides that, for a period of at least two years following the consummation of the Merger and the Bank Merger, the parties intend to operate the former banking offices of FirstAtlantic Bank under the trade name “FirstAtlantic Bank, a division of National Bank of Commerce.”

Subject to the terms and conditions of the Merger Agreement, which has been approved by the respective boards of directors of NCC and FFHI, upon completion of the Merger, each outstanding share of FFHI common stock will be converted, at the election of the holder, into the right to receive either 0.44 (the “Exchange Ratio”) shares of NCC common stock or $17.25 in cash. The Merger Agreement provides that the total amount of cash payable in the Merger will be equal to, as nearly as practicable, $11,148,555, subject to NCC’s option to increase such amount up to a maximum of $14,857,305 if the number of shares of FFHI common stock with respect to which cash elections are made exhausts the initial amount of cash reserved for payment of such shares (the “Total Cash Amount”). Accordingly, elections by FFHI stockholders to receive a particular form of consideration, whether cash or shares of NCC common stock, will be prorated as necessary to cause the total amount of cash payable in the Merger to equal, as nearly as practicable, the Total Cash Amount.

At the effective time of the Merger, each unexercised option to purchase shares of FFHI common stock will be cancelled in exchange for a cash payment equal to the excess, if any, of $17.25 over the exercise price of such option (rounded to the nearest cent), less any required withholding tax. NCC will assume all outstanding warrants to purchase FFHI common stock according to their terms, including any acceleration in vesting that will occur as a consequence of the Merger, and such warrants will be converted automatically into rights to purchase NCC common stock, with the exercise price and number of shares issuable upon the exercise thereof adjusted according to the Exchange Ratio. Outstanding shares of restricted stock issued by FFHI will fully vest immediately prior to the effective time of the Merger and be treated the same as other outstanding shares of FFHI common stock for purposes of the merger consideration allocation.

In lieu of any fractional share otherwise issuable in the Merger, NCC will make a cash payment, without interest, in an amount determined by multiplying the fraction of a share of NCC common stock otherwise issuable by the average closing price for a share of NCC common stock as reported by Nasdaq for each of the ten (10) consecutive trading days ending on the fifth business day prior to the date of the closing of the Merger. The amount of cash available for cash payments in lieu of fractional shares does not affect, and will not be affected by, the Total Cash Amount payable as consideration in the Merger. Each currently outstanding share of NCC common stock will remain outstanding and will be unaffected by the Merger.

The Merger Agreement also provides that one current FFHI director will be selected by NCC and approved by FFHI to be added to the board of directors of NCC upon completion of the Merger. NCC has agreed to include this individual in its recommended slate of director nominees at the first two annual meetings of NCC stockholders following the effective time of the Merger.

Each director and executive officer of FFHI executed (i) a release of any pending or potential claims (subject to certain limited exceptions) against FFHI, FirstAtlantic Bank, NCC and NBC arising in such person’s capacity as an officer, director or employee of FFHI, and (ii) a voting agreement pursuant to which, among other things, such person agreed to vote his shares of FFHI common stock in favor of approval of the Merger Agreement. Each non-employee director of FFHI also entered into a noncompetition agreement with NCC.

The Merger Agreement contains customary representations and warranties from both NCC and FFHI, and each party has agreed to customary covenants, including, among others, covenants relating to (i) the conduct of their respective businesses during the interim period between the execution of the Merger Agreement and the completion of the Merger, (ii) FFHI’s obligation to convene and hold a meeting of its shareholders to consider and vote upon the approval of the Merger Agreement, and (iii) subject to certain exceptions, the recommendation by FFHI’s board of directors in favor of the approval by its shareholders of the Merger and the Merger Agreement and the transactions contemplated thereby. FFHI has also agreed not to solicit any alternative acquisition proposals or, subject to certain exceptions, to participate in any discussions, or enter into any agreement concerning, or provide confidential information in connection with, any alternative acquisition proposals.

Completion of the Merger is subject to certain customary conditions, including, among others, (i) approval of the Merger Agreement by FFHI’s shareholders, (ii) receipt of all required regulatory and third-party approvals without conditions or restrictions that, in the reasonable judgment of either party’s board of directors, would so materially adversely impact the economic or business benefits of the Merger as to render it inadvisable, (iii) the absence of any law or order prohibiting or restricting the completion of the Merger, (iv) receipt by each party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of the Internal Revenue Code of 1986, as amended, (v) the effectiveness of the registration statement for the NCC common stock to be issued in the Merger, and (vi) NCC’s arrangement for the listing of its shares to be issued in the Merger on the Nasdaq Global Select Market. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including, among others, (i) the accuracy of the representations and warranties of the other party as of the effective time of the Merger, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) delivery of certain certificates and other documents described in the Merger Agreement.

The Merger Agreement contains certain termination rights for NCC and FFHI, as the case may be, applicable upon, among other things, (i) mutual written consent, (ii) certain inaccuracies in a representation or warranty of the other party or a material breach of any covenant, agreement or other obligation of the other party contained in the Merger Agreement that is not or cannot be cured within 30 days’ written notice of such inaccuracy or breach, (iii) a final, non-appealable denial of a required regulatory approval, (iv) a failure by FFHI’s shareholders to approve the Merger Agreement by the required vote, (v) the occurrence or existence of a material adverse effect with respect to the other party that is not remedied within 21 days of receipt of written notice thereof, (vi) a failure to complete the Merger within 270 days after the execution of the Merger Agreement as a result of the nonoccurrence or failure to satisfy a condition precedent or otherwise, (vii) the valid exercise of dissenters’ rights of appraisal with respect to more than 10% of the total number of shares of FFHI common stock outstanding, (viii) FFHI’s withdrawal, qualification or modification of its shareholder recommendation, (ix) FFHI’s failure to substantially comply with its “no-shop” obligations under the Merger Agreement or its obligation to call, give notice of, convene and hold its shareholder meeting, (x) FFHI’s recommendation, endorsement or acceptance of, or agreement to, an alternative acquisition proposal, or (xi) FFHI’s right to terminate the Merger Agreement in the event that the trading price and performance of NCC’s common stock relative to a market-based index fall below certain thresholds (subject to the right of NCC to cure this basis for termination by making a one-time cash payment on account of each stock election share in an amount calculated as set forth in the Merger Agreement). In addition, the Merger Agreement provides that, upon termination of the Merger Agreement in certain circumstances, FFHI may be required to pay NCC a termination fee of $4,000,000.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference thereto. The Merger Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about NCC, FFHI or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of NCC, FFHI or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by NCC.

Item 8.01.     Other Events.

On August 16, 2017, NCC issued a press release announcing the signing of the Merger Agreement, as described in Item 1.01. A copy of the press release is furnished as Exhibit 99.1. Additionally, NCC will host a conference call/webcast on Thursday, August 17, 2017, at 8:00 a.m. Central Time to discuss the Merger using the presentation materials furnished as Exhibit 99.2.

Additional Information about the Merger and Where to Find It

In connection with the proposed Merger, NCC will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of NCC common stock to be issued to the shareholders of FFHI. The registration statement will include a proxy statement-prospectus that will be sent to the shareholders of FFHI in connection with their approval of the Merger. In addition, NCC may file other relevant documents concerning the proposed Merger with the SEC. The material in this Current Report on Form 8-K and the exhibits furnished or filed herewith are not a substitute for the proxy statement-prospectus that NCC will file with the SEC.

INVESTORS IN FFHI ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT-PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NCC, NBC, FFHI, FIRSTATLANTIC BANK AND THE PROPOSED TRANSACTION, INCLUDING DETAILED RISK FACTORS.

Investors may obtain free copies of these documents, when available, through the website maintained by the SEC at www.sec.gov. Free copies of the proxy statement-prospectus also may be obtained, when available, by directing a request to National Commerce Corporation, 813 Shades Creek Parkway, Suite 100, Birmingham, AL 35209, Attention: Corporate Secretary, or to FirstAtlantic Financial Holdings, Inc., 1325 Hendricks Avenue, Jacksonville, Florida 32207, Attention: Corporate Secretary, or by accessing information available at www.nationalbankofcommerce.com or https://www.firstatlantic.bank/. The information on either website is not, and shall not be deemed to be, a part of this filing or incorporated into other filings that NCC makes with the SEC. A final proxy statement-prospectus will be mailed to the shareholders of FFHI.

This filing shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

 NCC, FFHI and their respective directors, executive officers and other employees and those of their subsidiaries may be deemed to be participants in the solicitation of proxies from the shareholders of FFHI in connection with the proposed transaction. Information about the directors and executive officers of NCC is set forth in NCC’s proxy statement for the 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2017. Additional information regarding the interests of these participants and other persons who may be deemed participants in the solicitation of proxies may be obtained by reading the proxy statement-prospectus and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K that are not statements of historical fact constitute forward-looking statements for which NCC claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in NCC’s future filings with the SEC, in press releases and in oral and written statements made by NCC or with NCC’s approval that are not statements of historical fact and that constitute forward-looking statements within the meaning of the Act. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. With respect to the proposed Merger, these risks and uncertainties include the possibility that regulatory and other approvals and conditions to the proposed Merger are not received or satisfied on a timely basis or at all, or contain unanticipated terms and conditions; the possibility that modifications to the terms of the transaction may be required in order to obtain or satisfy such approvals or conditions; the receipt and timing of approval of FFHI’s shareholders; delays in closing the Merger and/or the Bank Merger; difficulties, delays and unanticipated costs in integrating the merging organizations’ businesses or realizing expected cost savings and other benefits; business disruptions as a result of the integration of the merging organizations, including possible loss of customers; diversion of management time to address transaction-related issues; and changes in asset quality and credit risk as a result of the Merger and/or the Bank Merger. These risks also include a number of factors related to the business of NCC and FFHI and the banking business generally, including risks to stockholders of not receiving dividends; risks to NCC’s ability to pursue growth opportunities; various risks to the price and volatility of NCC’s common stock; risks associated with NCC’s possible pursuit of future acquisitions; economic conditions in NCC’s and FFHI’s current service areas; system failures; losses of large customers; disruptions in relationships with third-party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing banking; high costs of regulatory compliance; the impact of legislation and regulatory changes on the banking industry; and liability and compliance costs regarding banking regulations.

Forward-looking statements made by NCC in this filing, or elsewhere, speak only as of the date on which the statements were made. You are advised to read the risk factors in NCC’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC, which are available through the website maintained by the SEC at www.sec.gov or by accessing information available at www.nationalbankofcommerce.com. New risks and uncertainties arise from time to time, and it is impossible for NCC to predict these events or how they may affect it or its anticipated results. NCC has no duty to, and does not intend to, update or revise the forward-looking statements in this filing, except as may be required by law. In light of these risks and uncertainties, readers should keep in mind that any forward-looking statement made in this filing may not occur. All data presented herein is as of the date of this filing unless otherwise noted.

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
2.1*	Agreement and Plan of Merger, dated August 16, 2017, by and between National Commerce Corporation and FirstAtlantic Financial Holdings, Inc.
99.1	Press Release dated August 16, 2017
99.2	Presentation Materials for August 17, 2017 Conference Call/Webcast

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. NCC agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NATIONAL COMMERCE CORPORATION

August 16, 2017	/s/ Richard Murray, IV
Richard Murray, IV
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Exhibit
2.1*	Agreement and Plan of Merger, dated as of August 16, 2017, by and between National Commerce Corporation and FirstAtlantic Financial Holdings, Inc.
99.1	Press Release dated August 16, 2017
99.2	Presentation Materials for August 17, 2017 Conference Call/Webcast

*Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. NCC agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request.